UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A-2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: December 22, 2004

Vision Bancshares, Inc.

(Name of Small Business Issuer in Its Charter)

Alabama	000-50719	63-1230752
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 West 1st Street

Gulf Shores, Alabama 36542

(251) 967-4212

(Address and Telephone Number of Registrant’s Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The following financial statements are filed with respect to the acquisition of BankTrust of Florida by Vision Bancshares, Inc. previously reported on Form 8-K and Form 8-K/A dated October 20, 2004 and October 21, 2004, respectively.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: December 22, 2004

VISION BANCSHARES, INC.

/s/ William E. Blackmon
By:	William E. Blackmon
Its:	Chief Financial Officer

VISION BANCSHARES AND SUBSIDIARIES

COMBINED WITH BANKTRUST OF FLORIDA

PRO FORMA CONDENSED BALANCE SHEET

SEPTEMBER 30, 2004

(Unaudited)

(Dollars in Thousands)

The following unaudited pro forma condensed balance sheet as of September 30, 2004 has been prepared to reflect the acquisition by Vision of 100% of BankTrust after giving effect to the adjustments described in the notes to the pro forma condensed financial statements. The acquisition will be accounted for as a purchase transaction. These statements should be read in conjunction with the other financial statements and notes thereto included elsewhere in this Current Report on Form 8-K.

	Vision Historical	BankTrust Historical	Pro Forma Adjustments (Notes A and B)		Pro Forma Combined
Assets
Cash and due from banks	$9,747	$2,477	$(421	)(1)	$
			(7,500	)(2)		4,303
Federal funds sold	26,945	4,600	—			31,545
Investment securities	22,326	5,783	—			28,109
Loans, net	260,160	33,032	—			293,192
Premises and equipment	4,644	1,727	—			6,371
Investment in BankTrust of Florida	—	—	7,500	(2)		—
	—	—	(7,500	)(3)		—
Intangible	—	58	500	(3)		558
Goodwill	125	1,799	1,000	(3)		2,924
Other assets	5,341	471	—			5,812

	$329,288	$49,947	$(6,421)			$372,814

Liabilities and Equity
Deposits	$280,690	$43,370	$—			$324,060
Federal funds purchased and securities sold under agreements to repurchase	—	—	—			—
Other borrowings	5,732	—	—			5,732
Other liabilities	1,418	156	—			1,574

Total liabilities	287,840	43,526	—			331,366

Equity
Common stock	3,024	—	—			3,024
Capital surplus	38,957	—	—			38,957
Retained earnings (deficit)	(543)	—	—			(543)
Other comprehensive income	10	—	—			10
Equity of BankTrust of Florida	—	6,421	(421	)(1)
			(6,000	)(2)		—

Total equity	41,448	6,421	(6,421)			41,448

	$329,288	$49,947	$(6,421)			$372,814

VISION BANCSHARES AND SUBSIDIARIES

COMBINED WITH BANKTRUST OF FLORIDA

PRO FORMA CONDENSED STATEMENT OF INCOME

(Unaudited)

(Dollars in Thousands, Except Per Share Data)

The following unaudited pro forma condensed statement of income has been prepared to reflect the acquisition by Vision of 100% of BankTrust after giving effect to the adjustments described in the notes to the pro forma condensed financial statements. The acquisition will be accounted for as a purchase transaction. These statements should be read in conjunction with the other financial statements and notes thereto included elsewhere in this Current Report on Form 8-K.

	Nine Months Ended September 30, 2004
	Vision Historical	BankTrust Historical	Pro Forma Adjustments (Note B)		Pro Forma Combined
Interest income	$11,391	$1,930	$(56	)(4)	$13,265
Interest expense	3,521	429	—		3,950

Net interest income	7,870	1,501	(56)		9,315
Provision for loan loss	1,319	—	—		1,319

Net interest income after provision for loan losses	6,551	1,501	(56)		7,996
Other income	1,490	383	—		1,873
Other expense	7,080	1,168	—		8,248

Income from continuing operations before income taxes	961	716	(56)		1,621
Income taxes	342	265	(19	)(5)	588

Income from continuing operations	$619	$451	$(37)		$1,033

Income per share from continuing operations - basic					$0.39

Income per share from continuing operations - diluted					$0.38

VISION BANCSHARES AND SUBSIDIARIES

COMBINED WITH BANKTRUST OF FLORIDA

PRO FORMA CONDENSED STATEMENT OF INCOME

(Unaudited)

(Dollars in Thousands, Except Per Share Data)

The following unaudited pro forma condensed statement of income has been prepared to reflect the acquisition by Vision of 100% of BankTrust after giving effect to the adjustments described in the notes to the pro forma condensed financial statements. The acquisition will be accounted for as a purchase transaction. These statements should be read in conjunction with the other financial statements and notes thereto included elsewhere in this Current Report on Form 8-K.

	For Year Ended December 31, 2003
	Vision Historical	BankTrust Historical	Pro Forma Adjustments (Note B)		Pro Forma Combined
Interest income	$9,931	$2,339	$(75	)(4)	$12,195
Interest expense	3,275	682	—		3,957

Net interest income	6,656	1,657	(75)		8,238
Provision for loan loss	1,290	—	—		1,290

Net interest income after provision for loan losses	5,366	1,657	(75)		6,948
Other income	1,503	607	—		2,110
Other expense	7,324	1,755	—		9,079

Income from continuing operations before income taxes	(455)	509	(75)		(21)

Income taxes	(204)	188	(25	)(5)	(41)

Income from continuing operations	$(251)	$321	$(50)		$20

Income per share from continuing operations - basic and diluted					$0.01

VISION BANCSHARES AND SUBSIDIARIES

COMBINED WITH BANKTRUST OF FLORIDA

NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS

(Unaudited)

A.	The pro forma condensed balance sheet has been prepared assuming the transaction was consummated on September 30, 2004. The pro forma condensed statement of income has been prepared assuming the transaction was consummated at the beginning of the period.

B.	The following pro forma adjustments have been applied to give effect to the transaction previously described in the Form 8-K and Form 8-K/A dated October 20, 2004 and October 21, 2004, respectively.

Balance Sheet:

(1)	Payment of $421,000 in dividends by BankTrust of Florida to its parent, BancTrust Financial Group, Inc., representing amount of equity exceeding $6,000,000 at date of closing per sale agreement.

(2)	Payment of $7,500,000 in cash representing 100% of the total consideration in exchange for 100% of the equity of BankTrust of Florida.

(3)	Elimination of Investment in BankTrust and allocation of purchase price as follows:

The excess of purchase price over the fair value of net assets acquired amounting to $1,500,000 has been allocated to intangibles and goodwill. Upon consummation of this transaction, portions of the excess of the purchase price over the fair value of net assets acquired may be allocated to specific assets based on the fair value of these assets on the day of acquisition.

Statement of Income:

(4)	Loss of interest on cash and due from banks used to fund the acquisition using an average rate of 1.00%.

(5)	Tax effect of pro forma adjustment for reduction in interest income using a tax rate of 34%. No tax effect has been recorded for amortization of goodwill because the Company is acquiring the stock of BankTrust and will not be allowed any tax benefit for the amortization of intangibles.

C.	Based on the assumption that the excess purchase price over the fair value of the net assets acquired will be allocated entirely to goodwill which cannot be amortized, there will be no decrease in net income for each of the next five years unless it is determined that there has been an impairment of goodwill which will result in a decrease in net income.

BANKTRUST OF FLORIDA

(Formerly Wewahitchka State Bank)

STATEMENT OF FINANCIAL CONDITION

SEPTEMBER 30, 2004

(Unaudited)

Assets
Cash	$757,919
Due from banks	1,718,653
Federal funds sold	4,600,000
Investment securities available for sale	5,783,122

Loans	33,919,840
Less allowance for loan losses	888,009

Loans, net	33,031,831

Premises and equipment, net	1,726,564
Accrued interest receivable	168,518
Deferred tax benefit	42,892
Intangibles	57,619
Goodwill	1,798,567
Other assets	261,657

Total assets	$49,947,342

Liabilities and Stockholder's Equity
Liabilities:
Deposits:
Noninterest-bearing	$9,453,455
Interest bearing	33,916,511

Total deposits	43,369,966
Accrued interest payable	22,013
Other liabilities	134,697

Total liabilities	43,526,676

Stockholder's equity:
Common stock, $5 par value: 23,200 shares authorized, issued and outstanding	116,000
Additional paid-in capital	5,434,171
Retained earning	886,096
Accumulated other comprehensive loss	(15,601)

Total stockholder's equity	6,420,666

Total liabilities and stockholder's equity	$49,947,342

See Notes to Financial Statements.

BANKTRUST OF FLORIDA

(Formerly Wewahitchka State Bank)

STATEMENTS OF INCOME

NINE MONTHS ENDED SEPTEMBER 30, 2004 AND 2003

(Unaudited)

	2004	2003
Interest income:
Interest and fees on loans	$1,745,956	$1,509,950
Interest and dividends on investment securities	154,746	120,514
Interest on federal funds sold	29,071	117,805

	1,929,773	1,748,269

Interest expense, interest on deposits	429,441	534,503

Net interest income	1,500,332	1,213,766
Provision for loan losses	—	—

Net interest income after provision for loan losses	1,500,332	1,213,766

Other income:
Service charges on deposit accounts	207,513	213,276
Gain on sales of securities available for sale	—	269,677
Other	175,145	49,565

	382,658	532,518

Other expenses:
Salaries and employee benefits	619,063	698,081
Occupancy and equipment expense	218,459	243,528
Amortization of intangible assets	9,429	9,429
Other operating expenses	320,715	367,808

	1,167,666	1,318,846

Income before income taxes	715,324	427,438

Income tax expense	264,670	158,152

Net income	$450,654	$269,286

Basic and diluted earnings per share	$19.42	$11.61

Average shares outstanding	23,200	23,200

See Notes to Financial Statements.

BANKTRUST OF FLORIDA

(Formerly Wewahitchka State Bank)

STATEMENTS OF COMPREHENSIVE INCOME

NINE MONTHS ENDED SEPTEMBER 30, 2004 AND 2003

(Unaudited)

	2004	2003
Net income	$450,654	$269,286

Other comprehensive income (loss), net of tax:
Unrealized holding gains (losses) arising during the period, net of tax of $5,353 and $21,208	8,921	(35,347)
Reclassification adjustment of (gains) losses included in net income, net of tax of $ - and $101,129	—	(168,548)

Other comprehensive income (loss), net	8,921	(203,895)

Comprehensive income	$459,575	$65,391

See Notes to Financial Statements.

BANKTRUST OF FLORIDA

(Formerly Wewahitchka State Bank)

STATEMENTS OF CASH FLOWS

NINE MONTHS ENDED SEPTEMBER 30, 2004 AND 2003

(Unaudited)

	2004	2003
OPERATING ACTIVITIES
Net income	$450,654	$269,286
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	120,478	121,675
Gain on sales of securities available for sale	—	(269,677)
Decrease in interest receivable	14,742	100,561
Decrease in interest payable	(2,997)	(5,701)
Other operating activities, net	337,508	144,817

Net cash provided by operating activities	920,385	360,961

INVESTING ACTIVITIES
Purchase of securities available for sale	(1,000,000)	(8,126,653)
Proceeds from maturities of securities available for sale	2,036,814	1,715,112
Proceeds from sales of securities available for sale	—	6,907,320
Net increase in loans	(2,837,589)	(2,657,299)
Purchase of premises and equipment	(126,021)	(548,460)

Net cash used in investing activities	(1,926,796)	(2,709,980)

FINANCING ACTIVITIES
Net increase in deposits	5,917,154	2,223,922

Net cash provided by financing activities	5,917,154	2,223,922

Net increase (decrease) in cash and cash equivalents	4,910,743	(125,097)

Cash and cash equivalents at beginning of year	2,165,829	6,220,766

Cash and cash equivalents at end of year	$7,076,572	$6,095,669

See Notes to Financial Statements.

BANKTRUST OF FLORIDA

(Formerly Wewahitchka State Bank)

NOTES TO FINANCIAL STATEMENTS

(Unaudited)

NOTE 1.	METHOD OF PRESENTATION

The accompanying unaudited financial statements, which are for interim periods, do not include all disclosures provided in the annual financial statements. These financial statements and the notes thereto should be read in conjunction with the annual financial statements and the notes thereto for the year ended December 31, 2003 included elsewhere in this Form 8-K.

In the opinion of the Bank, the accompanying unaudited financial statements contain all adjustments (which are of a normal recurring nature) necessary for a fair presentation of the financial statements. The results of operations for the nine months ended September 30, 2004 are not necessarily indicative of the results to be expected for the full year.

NOTE 2.	PENDING MERGER

The parent company of the Bank has entered into a definitive merger agreement with Vision Bancshares, Inc., a multi-bank holding company with headquarters in Gulf Shores, Alabama, whereby Vision Bancshares, Inc. would acquire all of the outstanding common stock of the Bank in exchange for cash. The merger is subject to approval by certain regulatory authorities.

BANKTRUST OF FLORIDA

(Formerly Wewahitchka State Bank)

FINANCIAL STATEMENTS

DECEMBER 31, 2003

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

BankTrust of Florida (Formerly Wewahitchka State Bank)

Wewahitchka, Florida

We have audited the accompanying statements of financial condition of BankTrust of Florida for the periods ended December 31, 2003 and 2002, and the related statements of income, comprehensive income, stockholder’s equity and cash flows for the periods then ended. These financial statements are the responsibility of the Bank’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BankTrust of Florida as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the year ended December 31, 2003 and the period from April 16, 2002 to December 31, 2002 (approximately nine months), in conformity with United States generally accepted accounting principles.

/s/ MAULDIN & JENKINS, LLC

Albany, Georgia

November 12, 2004

BANKTRUST OF FLORIDA

(Formerly Wewahitchka State Bank)

STATEMENTS OF FINANCIAL CONDITION

DECEMBER 31, 2003 AND 2002

	December 31,
	2003	2002
Assets
Cash	$498,312	$791,863
Due from banks	925,517	978,903
Federal funds sold	742,000	4,450,000

Cash and cash equivalents	2,165,829	6,220,766

Investment securities available for sale	6,805,776	7,649,657

Loans	31,028,450	26,907,544
Less allowance for loan losses	834,208	975,145

Loans, net	30,194,242	25,932,399

Premises and equipment, net	1,711,592	1,311,726
Accrued interest receivable	183,260	247,349
Deferred tax benefit	33,729	82,326
Intangibles	67,048	79,619
Goodwill	1,798,567	1,798,567
Other assets	499,167	573,675

Total assets	$43,459,210	$43,896,084

Liabilities and Stockholder's Equity
Deposits:
Noninterest-bearing	$6,865,309	$5,454,588
Interest bearing	30,587,503	32,504,555

Total deposits	37,452,812	37,959,143

Accrued interest payable	25,010	32,571
Other liabilities	20,296	76,042

Total liabilities	37,498,118	38,067,756

Stockholder's Equity
Common stock, $5 par value; 23,200 shares authorized, issued and outstanding	116,000	116,000
Additional paid-in capital	5,434,171	5,434,171
Retained earnings	435,443	114,721
Accumulated other comprehensive income (loss)	(24,522)	163,436

Total stockholder's equity	5,961,092	5,828,328

Total liabilities and stockholder's equity	$43,459,210	$43,896,084

See Notes to Financial Statements.

BANKTRUST OF FLORIDA

(Formerly Wewahitchka State Bank)

STATEMENTS OF INCOME

YEAR ENDED DECEMBER 31, 2003 AND PERIOD FROM

APRIL 16, 2002 TO DECEMBER 31, 2002

	Year Ended December 31, 2003	Period Ended December 31, 2002
Interest income:
Interest and fees on loans	$2,040,991	$1,447,001
Interest and dividends on investment securities	266,084	259,013
Interest on federal funds sold	31,822	40,761

Total interest income	2,338,897	1,746,775

Interest expense on deposits	681,571	660,613

Net interest income before provision for loan losses	1,657,326	1,086,162
Provision for loan losses	—	51,000

Net interest income after provision for loan losses	1,657,326	1,035,162

Other income:
Service charges on deposit accounts	285,112	204,853
Gain on sales of securities available for sale	269,677	15,894
Other noninterest income	52,071	58,183

Total noninterest income	606,860	278,930

Noninterest expense:
Salaries and employee benefits	930,490	583,369
Occupancy and equipment expense	334,868	220,390
Amortization of intangible	12,571	8,381
Other operating expenses	477,175	319,855

Total other expenses	1,755,104	1,131,995

Income before income taxes	509,082	182,097
Income tax expense	188,360	67,376

Net income	$320,722	$114,721

Basis and diluted earnings per share	$13.82	$4.94

Average shares outstanding	23,200	23,200

See Notes to Financial Statements.

BANKTRUST OF FLORIDA

(Formerly Wewahitchka State Bank)

STATEMENTS OF COMPREHENSIVE INCOME

YEAR ENDED DECEMBER 31, 2003 AND PERIOD FROM

APRIL 16, 2002 TO DECEMBER 31, 2002

	Year Ended December 31, 2003	Period Ended December 31, 2002
Net income	$320,722	$114,721

Other comprehensive income (loss), net of tax
Unrealized holding gains (losses) arising during the period, net of tax (benefits) of $(11,646) and $104,022	(19,410)	173,370

Reclassification adjustment for (gains) losses included in net income, net of tax of $101,129 and $5,960	(168,548)	(9,934)

Other comprehensive income (loss), net	(187,958)	163,436

Other Comprehensive Income	$132,764	$278,157

See Notes to Financial Statements.

BANKTRUST OF FLORIDA

(Formerly Wewahitchka State Bank)

STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY

YEAR ENDED DECEMBER 31, 2003 AND PERIOD FROM

APRIL 16, 2002 TO DECEMBER 31, 2002

	Common Stock	Paid-in Surplus	Retained Earnings	Other Comprehensive Income (Loss)	Total
Balance, April 16, 2002	$116,000	$4,034,171	$—	$—	$4,150,171
Capital injection by parent company	—	1,400,000	—	—	1,400,000
Net income	—	—	114,721	—	114,721
Other comprehensive income	—	—	—	163,436	163,436

Balance, December 31, 2002	116,000	5,434,171	114,721	163,436	5,828,328
Net income	—	—	320,722	—	320,722
Other comprehensive (loss)	—	—	—	(187,958)	(187,958)

Balance, December 31, 2003	$116,000	$5,434,171	$435,443	$(24,522)	$5,961,092

See Notes to Financial Statements.

BANKTRUST OF FLORIDA

(Formerly Wewahitchka State Bank)

STATEMENTS OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2003 AND PERIOD FROM

APRIL 16, 2002 TO DECEMBER 31, 2002

	Year Ended December 31, 2003	Period Ended December 31, 2002
OPERATING ACTIVITIES
Net income	$320,722	$114,721
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	211,995	132,673
Provision for loan losses	—	51,000
Loss on sales of securities available for sale	(269,677)	(15,894)
Decrease in interest receivable	64,089	24,775
Decrease in interest payable	(7,561)	(16,580)
Increase (decrease) in other operating activities, net	177,747	(163,723)

Net cash provided by operating activities	497,315	126,972

INVESTING ACTIVITIES
Purchases of securities available for sale	(9,694,238)	(7,900,144)
Proceeds from maturities of securities available for sale	3,587,012	4,528,912
Proceeds from sales of securities available for sale	6,907,320	4,568,788
Net increase in loans	(4,261,843)	(2,065,961)
Purchase of premises and equipment	(584,172)	(187,518)

Net cash used in investing activities	(4,045,921)	(1,055,923)

FINANCING ACTIVITIES
Net increase (decrease) in deposits	(506,331)	2,237,247
Capital injection by parent company	—	1,400,000

Net cash provided by (used in) financing activities	(506,331)	3,637,247

Net increase (decrease) in cash and cash equivalents	(4,054,937)	2,708,296

Cash and cash equivalents at beginning of year	6,220,766	3,512,470

Cash and cash equivalents at end of year	$2,165,829	$6,220,766

SUPPLEMENTAL CASH FLOW INFORMATION
Cash paid during period for interest	$689,132	$677,193
Cash paid during period for income taxes	$138,864	$—

BANKTRUST OF FLORIDA

(Formerly Wewahitchka State Bank)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 1.	NATURE OF BUSINESS

BankTrust of Florida (the “Bank”) is a state bank chartered by the State of Florida’s Office of Financial Regulation that serves as a depository of funds and as a lender of credit for homes and other goods and services through three branches in Gulf County, Florida. The Bank is a wholly-owned subsidiary of BancTrust Financial Group, Inc. (“BancTrust”).

NOTE 2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accounting and reporting policies of the Bank follow United States generally accepted accounting principles. The following is a summary of the more significant accounting policies:

Use of Estimates

The preparation of financial statements in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The determination of the adequacy of the allowance for loan losses is based on estimates that are particularly susceptible to significant changes in the economic environment and market conditions. In connection with the determination of the estimated losses on loans, management obtains independent appraisals for significant collateral.

The Bank’s loans are generally secured by specific items of collateral including real property, consumer assets and business assets. Although the Bank has a diversified loan portfolio, a substantial portion of its debtors’ ability to honor their contracts is dependent on local economic conditions.

While management uses available information to recognize losses on loans, further reductions in the carrying amounts of loans may be necessary based on changes in local economic conditions. In addition, regulatory agencies, as an integral part of their examination process, periodically review the estimated losses on loans. Such agencies may require the Bank to recognize additional losses based on their judgments about information available to them at the time of their examination. Because of these factors, it is reasonably possible that the estimated losses on loans may change materially in the near term. However, the amount of the change that is reasonably possible cannot be estimated.

BANKTRUST OF FLORIDA

(Formerly Wewahitchka State Bank)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investment Securities

Debt securities are classified as held to maturity when the Bank has the positive intent and ability to hold the securities to maturity. Securities held to maturity are carried at amortized cost. The amortization of premiums and accretion of discounts are recognized in interest income using methods approximating the interest method over the period to maturity.

Debt securities not classified as held to maturity are classified as available for sale. The Bank has classified all debt securities as available for sale. Securities available for sale are carried at fair value with unrealized gains and losses reported in other comprehensive income. Realized gains (losses) on securities available for sale are included in income (expense) and, if applicable, are reported as a reclassification adjustment, net of tax, in other comprehensive income. Gains and losses on sales of securities are determined on the specific identification method.

Declines in the fair value of individual securities below their cost that are other than temporary result in write-downs of the individual securities to their fair value. The related write-downs are included in earnings as realized losses.

Loans

Loans are reported at their outstanding principal balances less the allowance for loan losses. Interest income is accrued on the outstanding principal balance.

Loan origination fees are recognized at the time the loan is placed on the books. Because these fees are not significant and the majority of loans have a maturity of one year or less, the results of operations are not materially different than the results that would be obtained by accounting for loan fees and cost in accordance with accounting principles generally accepted in the United States of America.

The accrual of interest on loans is discontinued when, in management’s opinion, the borrower may be unable to meet payments as they become due, unless the loan is well-secured. All interest accrued but not collected for loans that are placed on nonaccrual or charged off is reversed against interest income, unless management believes that the accrued interest is recoverable through the liquidation of collateral. Interest income on nonaccrual loans is recognized on the cash-basis or cost-recovery method, until the loans are returned to accrual status. Loans are returned to accrual status when all the principal and interest amounts are brought current and future payments are reasonably assured.

BANKTRUST OF FLORIDA

(Formerly Wewahitchka State Bank)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Loans (Continued)

A loan is considered impaired when it is probable, based on current information and events, the Company will be unable to collect all principal and interest payments due in accordance with the contractual terms of the loan agreement. Impaired loans are measured by either the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s obtainable market price, or the fair value of the collateral if the loan is collateral dependent. The amount of impairment, if any, and any subsequent changes are included in the allowance for loan losses. Interest on accruing impaired loans is recognized as long as such loans do not meet the criteria for nonaccrual status.

Allowance for Loan Losses

The allowance for loan losses is maintained at a level which, in management’s judgment, is adequate to absorb credit losses inherent in the loan portfolio. The amount of the allowance is based on management’s evaluation of the collectibility of the loan portfolio, including the nature of the portfolio, credit concentrations, trends in historical loss experience, specific impaired loans, economic conditions and other risks inherent in the portfolio. Allowances for impaired loans are generally determined based on collateral values or the present value of estimated cash flows. Although management uses available information to recognize losses on loans, because of uncertainties associated with local economic conditions, collateral values and future cash flows on impaired loans, it is reasonably possible that changes can occur in the allowance for loan losses. However, the amount of the change that is reasonably possible cannot be estimated. The allowance is increased by a provision for loan losses, which is charged to expense and reduced by charge-offs, net of recoveries. Changes in the allowance relating to impaired loans are charged or credited to the provision for loan losses.

Premises and Equipment

Land is carried at cost. Other premises and equipment are carried at cost net of accumulated depreciation. Depreciation is computed using the straight-line method based principally on the estimated useful lives of the assets ranging from three to forty years. Maintenance and repairs are expensed as incurred, while major additions and improvements are capitalized. Gains and losses on dispositions are included in current operations.

BANKTRUST OF FLORIDA

(Formerly Wewahitchka State Bank)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Foreclosed Assets and Other Real Estate

Collateral acquired through foreclosure or in settlement of loans are reported with other assets in the balance sheet. These assets are recorded at estimated fair value, less estimated selling costs, if this value is lower than the carrying value of the related loan or property asset. The initial reduction in the carrying amount of a loan to the fair value of the collateral received is charged to the reserve for possible loan losses. Subsequent valuation adjustments for foreclosed assets or surplus property are also included in current earnings, as are the revenues and expenses associated with managing these assets prior to sale.

Other real estate comprises properties acquired through a foreclosure proceeding or acceptance of a deed in lieu of foreclosure. These properties are initially carried at the lower of cost or fair market value based on appraised value at the date acquired. Loan losses arising from the acquisition of such properties are charged against the allowance for loan losses. Costs of improvements are capitalized, whereas costs relating to holding other real estate owned and subsequent adjustments to the value are expensed.

The carrying amount of other real estate owned at December 31, 2003 and 2002 was $435,081 and $514,800, respectively.

Income Taxes

Income taxes are provided for the tax effects of the transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to net operating loss carryforwards and differences between the basis of the allowance for loan losses, intangibles, securities and accumulated depreciation. The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. Deferred tax assets and liabilities are reflected at income tax rates applicable to the period in which the deferred tax assets or liabilities are expected to be realized or settled. As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.

BANKTRUST OF FLORIDA

(Formerly Wewahitchka State Bank)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Earnings per Share

Basic and diluted earnings per common share are computed by dividing income available to stockholders by the weighted average number of common shares outstanding during the period. There were no common stock equivalents outstanding at December 31, 2003 and 2002.

Statements of Cash Flows

The Bank considers all cash and amounts due from depository institutions, interest-bearing deposits in other banks and federal funds sold to be cash equivalents for purposes of the statement of cash flows.

Due from Banks

The Bank maintains cash balances with several other financial institutions. Accounts at each institution are insured by the Federal Deposit Insurance Corporation up to $100 thousand.

Intangible Assets

Goodwill is not amortized but is tested for impairment annually. Measurement of any impairment of such assets is based on the asset’s fair value, with the resulting charge recorded as a loss. No impairment of goodwill was recorded during 2003 or 2002. Core deposit intangible assets are amortized over seven years using the straight-line method.

Recently Issued Accounting Standards

In November 2002, the FASB issued Interpretation No. 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Other, an interpretation of FASB Statement No. 5, 57 and 107 and a rescission of FASB Interpretation No. 34”. The interpretation elaborates on the disclosures to be made by a guarantor in its interim and annual financial statement about its obligations under guarantees issued. It also clarifies that a guarantor is required to recognize, at inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing a guarantee. The initial recognition and initial measurement provisions of the interpretation are applicable to guarantees issued or modified after December 31, 2002. The disclosure requirements in the interpretation are effective for financial statements of interim or annual periods ending after December 15, 2002. The adoption of the interpretation did not have a material effect on the Bank’s financial condition or results of operations.

BANKTRUST OF FLORIDA

(Formerly Wewahitchka State Bank)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 3.	BUSINESS COMBINATION AND NEW BASIS OF ACCOUNTING

On April 16, 2002, Gulf Coast Community Bancshares, Inc., the parent company of the Bank, was acquired by BancTrust. BancTrust acquired 100% of the outstanding stock, which was all voting stock, of the Bank. The acquisition was accounted for under the purchased method of accounting. Consequently, a new basis of accounting was established for the Bank as a result of recording the Bank’s assets and liabilities at their fair value. After recording tangible assets at their fair value, the Bank recorded goodwill of $1,799,000, none of which is deductible for income tax purposes, and a core deposit intangible asset of $88,000 which is being amortized over the expected life of the asset.

Since a new basis of accounting was established upon acquisition by BancTrust, the Bank’s financial statements for 2002 include only the results of operations for the period from April 16, 2002 to December 31, 2002, a period of approximately nine months.

NOTE 4.	INVESTMENT SECURITIES

The amortized cost of securities available for sale and their approximate fair values at December 31, 2003 and 2002 are as follows:

	Gross Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2003
U. S. Government agencies	$3,024,946	$3,703	$(15,313)	$3,013,336
Mortgage-backed securities	3,819,753	957	(28,270)	3,792,440

Total available for sale securities	$6,844,699	$4,660	$(43,583)	$6,805,776

December 31, 2002
U. S. Government agencies	$6,656,152	$247,598	$—	$6,903,750
Mortgage-backed securities	734,083	11,944	(120)	745,907

Total available for sale securities	$7,390,235	$259,542	$(120)	$7,649,657

BANKTRUST OF FLORIDA

(Formerly Wewahitchka State Bank)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 4.	INVESTMENT SECURITIES (Continued)

The amortized cost and estimated fair value of debt securities available for sale as of December 31, 2003 by contractual maturity are shown below. Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized Cost	Estimated Fair Value
Amounts maturing in:
One year or less	$—	$—
After one year through five years	3,552,860	3,544,493
After five years through ten years	3,248,493	3,216,980
After ten years	43,346	44,303

Total investment in debt securities	$6,844,699	$6,805,776

Realized gains and losses are determined on the basis of specific identification. During 2003 and 2002, sales proceeds and gross realized gains and losses on securities classified as available for sale were:

	2003	2002
Sales proceeds	$6,907,320	$4,568,788

Gross realized losses	$—	$—

Gross realized gains	$269,677	$15,894

BANKTRUST OF FLORIDA

(Formerly Wewahitchka State Bank)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 4.	INVESTMENT SECURITIES (Continued)

The following table shows the gross unrealized losses and fair value of securities, aggregated by category and length of time that securities have been in a continuous unrealized loss position at December 31, 2003.

	Less than 12 Months
Description of Securities	Fair Value	Unrealized Losses
U. S. Government agencies	$1,961,578	$(15,313)
Mortgage-backed securities	3,748,135	(28,270)

Total gross unrealized losses	$5,709,713	$(43,583)

In 2003, the FASB Emerging Issues Task Force released Issue 03-01, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments. The issue requires disclosure of certain information about other than temporary impairments in the market value of investment securities. The market value of investment securities is based on quoted market value and is significantly affected by the interest rate environment. All investment securities with an unrealized loss at December 31, 2003 have been in a continuous unrealized loss position for less than twelve months. These unrealized losses are considered temporary because of acceptable investment grades on each security and the repayment sources of principal and interest are government backed.

Securities with a carrying value of $3,233 thousand were pledged at December 31, 2003 and securities with a carrying value of $3,782 thousand were pledged at December 31, 2002 to secure public deposits and for other purposes required or permitted by law.

BANKTRUST OF FLORIDA

(Formerly Wewahitchka State Bank)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 5.	LOANS

The composition of the Bank’s loan portfolio at December 31, 2003 and 2002 follows:

	December 31,
	2003	2002
Loans
Commercial and financial	$3,910,057	$3,970,080
Consumer	3,752,054	4,108,083
Home equity	1,580,023	387,008
Real estate - construction	4,447,064	2,192,044
Real estate - residential	10,178,148	8,776,178
Real estate - commercial and other	7,030,102	7,224,146
Other loans	131,002	250,005

Subtotal	31,028,450	26,907,544
Allowance for loan losses	(834,208)	(975,145)

Loans, net	$30,194,242	$25,932,399

The Bank has entered into transactions with certain directors, executive officers, significant stockholders and their affiliates. Such transactions were made in the ordinary course of business on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other customers, and did not, in the opinion of management, involve more than normal credit risk or present other unfavorable features. An analysis of the changes in loans to related parties during 2003 follows:

Beginning balance	$911,057
Additions	726,145
Repayments	(164,867)

Ending balance	$1,472,335

BANKTRUST OF FLORIDA

(Formerly Wewahitchka State Bank)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 6.	ALLOWANCE FOR POSSIBLE LOAN LOSSES

A summary analysis of changes in the allowance for possible loan losses for the year ended December 31, 2003 and the period ended December 31, 2002 is as follows:

	2003	2002
Balances, beginning of year	$975,145	$1,470,154
Provision for losses	—	51,000
Loans charged off, net of recoveries	(140,937)	(546,009)

Balances, end of year	$834,208	$975,145

NOTE 7.	IMPAIRED LOANS, NONPERFORMING LOANS, FORECLOSED ASSETS AND OTHER REAL ESTATE OWNED

Following is a summary of information pertaining to impaired loans:

	December 31,
	2003	2002
Impaired loans without a valuation allowance	$—	$—
Impaired loans with a valuation allowance	411,075	750,544

Total impaired loans	$411,075	$750,544

Valuation allowance related to impaired loans	$90,097	$266,210

Average investment in impaired loans	$580,810	$1,325,772

Interest income recognized on impaired loans	$—	$—

Loans on nonaccrual status amounted to approximately $411 thousand and $751 thousand at December 31, 2003 and 2002, respectively.

Loans past due for greater than ninety days and still accruing interest amounted to approximately $64 thousand at December 31, 2003. There were no loans past due greater than ninety days and still accruing interest at December 31. 2002.

Other real estate was approximately $435 thousand and $515 thousand at December 31, 2003 and 2002, respectively.

The carrying amount of foreclosed assets at December 31, 2003 was approximately $3 thousand. There were no foreclosed assets at December 31, 2002.

BANKTRUST OF FLORIDA

(Formerly Wewahitchka State Bank)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 8.	PREMISES AND EQUIPMENT

A summary of premises and equipment at December 31, 2003 and 2002 is as follows:

	December 31,
	2003	2002
Land	$693,230	$348,000
Buildings	1,548,546	1,484,041
Furniture, fixtures and equipment	1,049,270	904,833
Automobiles	53,788	53,788

	3,344,834	2,790,662

Less accumulated depreciation	(1,633,242)	(1,478,936)

	$1,711,592	$1,311,726

NOTE 9.	DEPOSITS

Deposit account balances are summarized at December 31, 2003 and 2002 as follows:

	December 31,
	2003	2002
Noninterest-bearing	$6,865,309	$5,454,588
Interest-bearing	4,735,004	7,276,248
Savings and money market deposits	10,117,238	8,021,166
Certificates of deposits less than $100,000	7,485,616	8,061,143
Certificates of deposits of $100,000 or more	8,249,645	9,145,998

	$37,452,812	$37,959,143

BANKTRUST OF FLORIDA

(Formerly Wewahitchka State Bank)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 9.	DEPOSITS (Continued)

Certificates maturing in years ending December 31, as of December 31, 2003:

2004	$13,861,804
2005	300,251
2006	816,609
2007	717,570
2008 and thereafter	39,027

$15,735,261

The Bank did not have any brokered deposits at December 31, 2003 or December 31, 2002.

Overdraft demand deposits reclassified to loans totaled approximately $14 thousand and approximately $13 thousand at December 31, 2003 and 2002, respectively.

NOTE 10.	INTANGIBLE ASSETS

Following is a summary of information related to acquired intangible assets:

	As of December 31, 2003		As of December 31, 2002
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Amortized intangible assets
Core deposit premiums	$88,000	$20,952	$88,000	$8,381

The aggregate amortization expense for intangible assets was approximately $13,000 and $8,000 for the periods ended December 31, 2003 and 2002, respectively.

The estimated amortization expense for each of the next five years is as follows:

2004	$13,000
2005	13,000
2006	13,000
2007	13,000
2008	13,000

There were no changes in the carrying amount of goodwill during 2003 or 2002. The carrying amount of goodwill has remained unchanged at $1,798,567.

BANKTRUST OF FLORIDA

(Formerly Wewahitchka State Bank)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 11.	REGULATORY CAPITAL

The Bank is subject to various regulatory capital requirements administered by the state and federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory, and possible additional discretionary, actions by regulators that, if taken, could have a direct material effect on the financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Bank must meet specific capital guidelines that involve quantitative measures of the Bank’s assets, liabilities and certain off-balance-sheet items as calculated under regulatory accounting practices. The Bank’s capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings and other factors.

Quantitative measures established by regulation to ensure capital adequacy require the Bank to maintain minimum amounts and ratios (set forth in the table below) of total and Tier 1 capital (as defined in the regulations) to risk-weighted assets (as defined) and of Tier 1 capital (as defined) to average assets (as defined). Management believes, as of December 31, 2003 and 2002, that the Bank met all capital adequacy requirements to which it is subject.

As of December 31, 2003, the most recent notification from the Federal Deposit Insurance Corporation categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. To be categorized as well capitalized, the Bank must maintain minimum total risk-based, Tier 1 risk-based and Tier 1 leverage ratios as set forth in the following table. There are no conditions or events since that notification that management believes have changed the Bank’s categories.

	Actual		For Capital Adequacy Purposes		To Be Well Capitalized Under the Prompt Corrective Action Provisions
	Amount	Ratio	Amount	Ratio	Amount	Ratio
As of December 31, 2003
Total Risk-based capital (to Risk-weighted assets)	$4,495,999	15.18%	$2,369,833	8.00%	$2,962,291	10.00%
Tier 1 Capital (to Risk-weighted assets)	$4,119,999	13.91%	$1,184,916	4.00%	$1,777,375	6.00%
Tier 1 Leverage capital (to Average assets)	$4,119,999	9.52%	$1,730,892	4.00%	$2,163,615	5.00%

As of December 31, 2002
Total Risk-based capital (to Risk-weighted assets)	$4,126,706	15.54%	$2,123,630	8.00%	$2,654,538	10.00%
Tier 1 Capital (to Risk-weighted assets)	$3,786,706	14.26%	$1,061,815	4.00%	$1,592,723	6.00%
Tier 1 Leverage capital (to Average assets)	$3,786,706	9.21%	$1,643,749	4.00%	$2,054,687	5.00%

BANKTRUST OF FLORIDA

(Formerly Wewahitchka State Bank)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 12.	EMPLOYEE BENEFITS PLANS

The Bank participates in an employee savings and profit sharing plan, sponsored by BancTrust, under Section 401(k) of the Internal Revenue Code that covers substantially all fulltime employees. Subject to certain employment and vesting requirements, all BancTrust personnel are permitted to participate in the plan. An eligible employee may defer up to 10% of his or her pay into the plan. The employer makes a matching contribution as follows: $1.00 for every $1.00 on the first 2%, $0.75 per $1.00 on the next 2% and $0.50 per $1.00 on the next 2%. BancTrust may also, at its discretion, contribute to the plan an amount based on BancTrust’s level of profitability each year. The Bank made total contributions of $51 thousand and $20 thousand during 2003 and 2002, respectively.

Bank employees are also covered by a pension plan sponsored by BancTrust. The pension plan maintained by BancTrust generally provides for a monthly benefit commencing at age 65 equal to 1% of the employees average monthly base compensation during the highest five consecutive calendar years out of the 10 calendar years preceding retirement, multiplied by years of credited service, not to exceed 40 years. The Bank made total contributions of $27 thousand to this plan during 2003. There were not contributions made to this plan by the Bank during 2002.

NOTE 13.	OFF-BALANCE-SHEET FINANCIAL INSTRUMENTS

In the normal course of business, the Bank has outstanding commitments and contingent liabilities, such as commitments to extend credit and standby letters of credit, which are not included in the accompanying financial statements. They involve, to varying degrees, elements of credit risk an interest rate risk in excess of the amount recognized in the balance sheets. The majority of all commitments to extend credit and standby letters of credit are variable rate instruments.

The Bank’s exposure to credit loss in the event of nonperformance by the other party to the financial instruments for commitments to extend credit and standby letters of credit is represented by the contractual or notional amount of those instruments. The Bank uses the same credit policies in making such commitments as it does for instruments that are included in the balance sheet. A summary of the Bank’s commitments is as follows:

	December 31,
	2003	2002
Commitments to extend credit	$4,350,000	$515,000
Financial standby letters of credit	128,000	33,000

	$4,478,000	$548,000

BANKTRUST OF FLORIDA

(Formerly Wewahitchka State Bank)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 13.	OFF-BALANCE-SHEET FINANCIAL INSTRUMENTS (Continued)

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration date or other termination clauses and may require payment of a fee. Since some commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Bank evaluates each customer’s creditworthiness on a case-by-case basis. The amount of collateral obtained, if deemed necessary by the Bank upon extension of credit, is based on management’s credit evaluation. Collateral held varies but may include accounts receivable, inventory, property and equipment and income-producing commercial properties.

Standby letters of credit are conditional commitments issued by the Bank to guarantee the performance of a customer to a third party. Standby letters of credit generally have fixed expiration dates or other termination clauses and may require payment of a fee. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loan facilities to customers. The Bank’s policy for obtaining collateral, and the nature of such collateral, is essentially the same as that involved in making commitments to extend credit.

At December 31, 2003, the carrying amount of liabilities related to the Bank’s obligation to perform under financial standby letter of credits was insignificant. The Bank has not been required to perform on any financial standby letter of credit, and the Bank has not incurred any losses on financial standby letters of credit for the year ended December 31, 2003.

NOTE 14.	FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107, Disclosure About Fair Value of Financial Instruments, requires disclosure of fair value information about financial instruments, whether or not recognized in the statement of condition, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts. Also, the fair value estimates presented herein are based on pertinent information available to Management as of December 31, 2003 and 2002. Such amounts have not been comprehensively revalued for purposes of these financial statements since those dates and, therefore, current estimates of fair value may differ significantly for the amounts presented.

BANKTRUST OF FLORIDA

(Formerly Wewahitchka State Bank)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 14.	FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

The following methods and assumptions were used by the Bank in estimating its fair values disclosures for financial instruments:

Securities Available for Sale – Fair value for securities available for sale are primarily based on quoted market prices. If a quoted market price is not available, fair value is estimated using market prices for similar securities.

Loans – For equity lines and other loans with short-term or variable rate characteristics, the carrying value reduced by an estimate for credit losses inherent in the portfolio is a reasonable estimate of fair value. The fair value of all other loans is estimated by discounting their future cash flows using interest rates currently being offered for loans with similar terms, reduced by an estimate of credit losses inherent in the portfolio. The discount rates used are commensurate with the interest rate and prepayment risks involved for the various types of loans.

Deposits – The fair value disclosed for demand deposits (i.e., interest and non-interest bearing demand, savings and money market savings) is, as required by SFAS 107, equal to the amounts payable on demand at the reporting date (i.e. their carrying amounts). Fair values for certificates of deposits are estimated using a discounted cash flow calculation that applies interest rates currently being offered on certificates of deposits to a schedule of aggregated monthly maturities.

Commitments to Extend Credit and Standby Letters of Credit – The value of these unrecognized financial instruments is estimated based on the fee income associated with the commitments which, in the absence of credit exposure, is considered to approximate their settlement value. As no significant credit exposure exists and because such fee income is not material to the Bank’s financial statements at December 31, 2003 and 2002, the fair value of these commitments is not presented.

BANKTRUST OF FLORIDA

(Formerly Wewahitchka State Bank)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 14.	FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

Many of the Bank’s assets and liabilities are short-term financial instruments whose carrying amounts reported in the statement of condition approximate fair value. These items include cash and due from banks, interest-bearing bank balances, federal funds sold and accrued interest receivable and payable balances. The carrying amount and estimated fair values of the Bank’s financial instruments are as follows:

	December 31,
	2003		2002
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Financial assets:
Cash and short-term investments	$2,165,829	$2,165,829	$6,220,766	$6,220,766
Securities available for sale	6,805,776	6,805,776	7,649,657	7,649,657
Loans	31,028,450	30,559,245	26,907,544	27,002,415
Less allowance for loan losses	(834,208)	—	(975,145)	—

Loans, net	30,194,242	30,559,245	25,932,399	27,002,415
Accrued interest receivable	183,260	183,260	247,349	247,349

	$39,349,107	$39,714,110	$40,050,171	$41,120,187

Financial liabilities:
Deposits	$37,452,812	$38,579,806	$37,959,143	$38,180,144
Accrued interest payable	25,010	25,010	32,571	32,571

	$37,477,822	$38,604,816	$37,991,714	$38,212,715

SFAS No. 107 excludes certain financial instruments and all non-financial instruments from its disclosure requirements. The disclosures also do not include certain intangible assets such as deposit base intangibles and goodwill. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Bank.

BANKTRUST OF FLORIDA

(Formerly Wewahitchka State Bank)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 15.	INCOME TAXES

The provision for income taxes for the year ended December 31, 2003 and the period ended December 31, 2002 consists of the following:

	2003	2002
Income tax expense
Current	$139,763	$(93,299)
Deferred	48,597	160,675

	$188,360	$67,376

The provision for income taxes differs from that computed by applying federal statutory rates to income before income tax expense, as indicated in the following analysis at December 31, 2003 and 2002:

	2003	2002
Federal statutory income tax at 34%	$173,088	$61,913
State income taxes, net of federal tax benefit	18,221	4,130
Amortization of intangible assets	4,274	2,850
Other	(7,223)	(1,517)

	$188,360	$67,376

BANKTRUST OF FLORIDA

(Formerly Wewahitchka State Bank)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 15.	INCOME TAXES (Continued)

A cumulative net deferred tax asset (liability) is included in other assets/other liabilities. The components of the asset (liability) for the years ended December 31, 2003 and the period ended December 31, 2002 are as follows:

	2003	2004
Deferred tax assets
Allowance for possible loan losses	$312,806	$365,679
Other real estate owned	10,050	18,373
Other	10,922	6,580
Unrealized loss on securities available for sale	14,402	—

Total deferred assets	348,180	390,632

Deferred tax liabilities
Fixed assets	300,049	308,306
Unrealized gain on securities available for sale	—	95,986

Total deferred liabilities	300,049	404,292

Net deferred tax asset (liability)	$48,131	$(13,660)

NOTE 16.	SUBSEQUENT EVENTS

On October 15, 2004, Vision Bancshares, Inc. (the “Company”), a bank holding company headquartered in Gulf Shores, Alabama, acquired all the voting stock of the Bank and changed the Bank’s name to Vision Bank. This acquisition has been accounted for under the purchase method of accounting. As a result of the purchase, the Bank recorded additional goodwill of $980 thousand and an additional core deposit intangible asset of $520 thousand. Subsequent to the acquisition, the Company merged Vision Bank, FSB, its wholly owned federal savings bank, located in Panama City, Florida with and into Vision Bank (Florida). The Bank will continue to operate as a state banking corporation organized under the laws of the State of Florida.